Exhibit 99.1

WEIL, GOTSHAL & MANGES LLP

Attorneys for Debtors and Debtors in Possession

767 Fifth Avenue

New York, New York 10153

Telephone:   (212) 310-8000

Facsimile:    (212) 310-8007

Stephen Karotkin, Esq. (SK 7357)

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Chapter 11 Case No.
In re
03-40515 (REG)
MAGELLAN HEALTH SERVICES, INC., et al., Debtors.
(Jointly Administered)

MONTHLY OPERATING STATEMENT FOR

THE PERIOD JUNE 1, 2003 THROUGH JUNE 30, 2003

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Chapter 11

In re: Magellan Health Services, Inc., et al., Debtors

Case No. 03-40514 through 03-40602

MONTHLY OPERATING STATEMENT FOR

THE PERIOD JUNE 1, 2003 THROUGH JUNE 30, 2003

DEBTORS’ ADDRESS:	Magellan Health Services, Inc.
	6950 Columbia Gateway Drive
	Columbia, Maryland 21046

DISBURSEMENTS (in $ thousands):	June 1, 2003 through June 30, 2003	$80,509

DEBTORS’ ATTORNEY:	Weil, Gotshal & Manges LLP
	767 Fifth Avenue
	New York, New York 10153

NET INCOME (in $ thousands):		$13,777

REPORT PREPARER:	Magellan Health Services, Inc.

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

                The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:	August 19, 2003	/s/ Mark S. Demilio
Mark S. Demilio
Executive Vice President and
Chief Financial Officer

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED BALANCE SHEET

(Unaudited)

(In thousands)

June 30,
2003

ASSETS

Current assets:
Cash and cash equivalents	$125,172
Accounts receivable, less allowance for doubtful accounts of $3,469	55,586
Restricted cash, investments and deposits	10,603
Refundable income taxes	1,575
Other current assets	26,997
Total current assets	219,933

Property and equipment, net	75,463
Investments in non-Debtor subsidiaries	6,255
Investments in unconsolidated subsidiaries	14,110
Other long-term assets	19,873
Goodwill, net	499,867
Intangible assets, net	60,086
$895,587

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Liabilities not subject to compromise:
Accounts payable	$6,687
Accrued liabilities	33,005
Medical claims payable	78,223
Debt in default and current maturities of capital lease obligations	169,622
Total current liabilities not subject to compromise	287,537
Current liabilities subject to compromise	1,121,911
Total current liabilities	1,409,448

Long-term capital lease obligations, not subject to compromise	1,829

Long-term liabilities subject to compromise	2,876

Due to related parties, net	6,951

Commitments and contingencies:
Redeemable preferred stock subject to compromise	72,766

Stockholders’ equity (deficit), net	(598,283)
$895,587

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED STATEMENT OF OPERATIONS

(Unaudited)

(In thousands)

For the Period
June 1, 2003
Through
June 30, 2003

Net revenue	$78,691

Costs and expenses:
Salaries, cost of care and other operating expenses	53,601
Equity in earnings of unconsolidated subsidiaries	(460)
Depreciation and amortization	2,963
Interest expense	1,042
Interest income	(103)
Reorganization expense, net	801
Special charges	(78)
57,766
Income from continuing operations before income taxes	20,925
Provision for income taxes	7,727
Income from continuing operations	13,198
Discontinued operations:
Income from discontinued operations	651
Reorganization expense, net	(72)
579
Net income	$13,777

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED STATEMENT OF CASH FLOWS

(Unaudited)

(In thousands)

For the Period
June 1, 2003
Through
June 30, 2003

Cash flows from operating activities:
Net income	$13,777

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,963
Gain on sale of assets	(211)
Equity in earnings of unconsolidated subsidiaries	(460)
Non-cash reorganization benefit	(294)
Non-cash interest expense	397

Cash flows from changes in assets and liabilities, net of effects from sales and acquisitions of businesses:
Accounts receivable, net	2,555
Restricted cash, investments and deposits	2,226
Net contributions to unconsolidated subsidiaries	—
Net contributions to non-Debtor subsidiaries	(320)
Other assets	(3,906)
Accounts payable and other accrued liabilities	10,429
Medical claims payable	1,728
Income taxes payable and deferred income taxes	(441)
Other liabilities	33
Other	(178)
Total adjustments	14,521
Net cash provided by operating activities	28,298

Cash flows from investing activities:
Capital expenditures	(941)
Acquisitions and investments in businesses, net of cash acquired	(1,360)
Proceeds from sale of assets, net of transaction costs	210
Net cash used for investing activities	(2,091)

Cash flows from financing activities:
Proceeds from issuance of debt, net of issuance costs	24
Payments on capital lease obligations	(151)
Net transfers to related parties	(671)
Net cash used for financing activities	(798)
Net increase in cash and cash equivalents	25,409
Cash and cash equivalents at beginning of period	99,763
Cash and cash equivalents at end of period	$125,172

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

SCHEDULE OF DISBURSEMENTS AND WAGES PAID BY DEBTOR ENTITY FOR THE PERIOD JUNE 1, 2003 THROUGH JUNE 30, 2003

(Unaudited)

NAME OF FILING COMPANY	Total Payroll & Case Number	Disbursements Operating Expenses	Benefits Expenses	Tax Payments	Claims Payments	Capital Expenditures	Intercompany Transfers	Total Disbursements	Net of Intercompany
AGCA New York, Inc.	03-40518	$—	$—	$—	$—	$—	$—	$—	$—
AGCA, Inc.	03-40519	—	—	—	—	—	—	—	—
Alliance Health Systems, Inc.	03-40520	—	—	—	—	—	—	—	—
Continuum Behavioral Healthcare Corporation	03-40559	—	—	—	—	—	—	—	—
Green Spring Health Services, Inc.	03-40564	210,865	—	—	7,451,579	—	—	7,662,444	7,662,444
Group Plan Clinic, Inc.	03-40566	—	—	—	—	—	—	—	—
Hawaii Biodyne, Inc.	03-40567	—	—	—	—	—	—	—	—
Louisiana Biodyne, Inc.	03-40571	—	—	—	—	—	—	—	—
MBC Federal Programs, Inc.	03-40582	—	—	—	651	—	—	651	651
Merit INROADS Behavioral Health Services, LLC	03-40595	—	—	—	—	—	—	—	—
Merit INROADS Behavioral Health Services of Illinois, LLC	03-40594	1,360,281	—	—	7,423	—	—	1,367,704	1,367,704
INROADS Behavioral Health Services of Texas, LP	03-40570	10,146	—	—	—	—	—	10,146	10,146
MBC National Service Corporation	03-40583	—	—	—	6,939	—	—	6,939	6,939
MBC of America, Inc.	03-40584	—	—	—	392,643	—	—	392,643	392,643
MBC of New York, a New York, Independent Practice Assoc.	03-40586	—	—	—	6,316	—	—	6,316	6,316
MBC of Tennessee, Inc.	03-40587	—	—	—	—	—	—	—	—
MBC of Tennessee, LLC	03-40588	—	—	—	—	—	—	—	—
Merit Behavioral Care Corporation	03-40591	28,238	—	—	—	(765)	—	27,473	27,473
Merit Behavioral Care of Florida, Inc.	03-40592	—	—	—	13,917	—	—	13,917	13,917
Merit Behavioral Care of Massachusetts, Inc.	03-40593	—	—	—	6,379,904	—	—	6,379,904	6,379,904
MBH of Puerto Rico, Inc.	03-40590	—	—	—	—	—	—	—	—
Magellan HRSC, Inc.	03-40578	9,033,904	15,702,741	6,117,833	54,557	938,755	—	31,847,790	31,847,790
Personal Performance Consultants of New York, Inc.	03-40599	3,721	—	—	—	—	—	3,721	3,721
P.P.C Group, Inc.	03-40597	—	—	—	—	—	—	—	—
P.P.C., Inc.	03-40598	—	—	—	50,350	—	—	50,350	50,350
CMG Health, Inc.	03-40558	—	—	—	271,514	—	—	271,514	271,514
CMG Health of New York, Inc.	03-40514	—	—	—	—	—	—	—	—
Magellan Behavioral Health Systems, LLC	03-40573	9,030	—	—	—	—	(10,199,343)	(10,190,314)	9,030
Magellan Behavioral Health, Inc.	03-40575	103,111	—	—	24,136,972	—	(17,638,113)	6,601,969	24,240,082
Magellan Behavioral Health of Washington, Inc.	03-40572	336,813	—	7,722	10,044	—	—	354,579	354,579
Green Spring of Pennsylvania, Inc.	03-40565	—	—	—	—	—	—	—	—
Advantage Behavioral Systems, Inc.	03-40516	—	—	—	—	—	—	—	—
New GPA, Inc.	03-40596	—	—	—	—	—	—	—	—
GPA of Pennsylvania, Inc.	03-40563	—	—	—	—	—	—	—	—
Care Management Resources, Inc.	03-40522	6,771	—	—	—	—	—	6,771	6,771
Magellan Behavioral of Michigan, Inc.	03-40574	38	—	—	23,418	—	—	23,456	23,456
Managed Care Services Mainstay of Central PA, Inc.	03-40581	—	—	—	—	—	—	—	—
AdvoCare of Tennessee, Inc.	03-40517	29,104	—	280	—	—	(2,531,924)	(2,502,540)	29,384
Premier Holdings, Inc.	03-40600	—	—	—	—	—	—	—	—
Magellan Public Solutions, Inc.	03-40579	—	—	—	—	—	—	—	—
Correctional Behavioral Solutions of Indiana, Inc.	03-40560	—	—	—	—	—	—	—	—
Correctional Behavioral Solutions of New Jersey, Inc.	03-40561	—	—	—	—	—	—	—	—
Magellan Capital, Inc.	03-40576	—	—	—	—	—	3,290,020	3,290,020	—
Magellan Health Services, Inc.	03-40515	7,696,144	—	1,313	—	2,869	26,978,458	34,678,783	7,700,325
Westwood/Pembroke Health System Limited Partnership	03-40602	—	—	—	—	—	—	—	—
CMCI, Inc.	03-40556	—	—	—	—	—	(1,986,283)	(1,986,283)	—
CMFC, Inc.	03-40557	—	—	—	—	—	(389)	(389)	—
MBH Capital, Inc.	03-40589	—	—	—	—	—	(1,303,734)	(1,303,734)	—
Ihealth Technologies, LLC	03-40569	—	—	—	—	—	—	—	—
Allied Specialty Care Services, LLC	03-40521	2,823	—	—	—	—	—	2,823	2,823
Vivra, Inc.	03-40601	1,956	—	—	—	—	—	1,956	1,956
Charter Bay Harbor Behavioral Health System, Inc.	03-40524	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Fair Oaks, Inc.	03-40525	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Hidden Brook, Inc.	03-40526	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Delmarva, Inc.	03-40530	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Lake Charles, Inc.	03-40531	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Lafayette, Inc.	03-40538	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Massachusetts, Inc.	03-40532	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Nashua, Inc.	03-40534	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Paducah, Inc.	03-40536	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Toledo, Inc.	03-40537	—	—	—	—	—	—	—	—
Charter Centennial Peaks Behavioral Health System, Inc.	03-40539	—	—	—	—	—	—	—	—
Charter Fenwick Hall Behavioral Health System, Inc.	03-40541	—	—	—	—	—	—	—	—
Charter Forest Behavioral Health System, Inc.	03-40542	—	—	—	—	—	—	—	—
Charter Hospital of Mobile, Inc.	03-40544	—	—	—	—	—	—	—	—
Charter Lakeside Behavioral Health Systems, Inc.	03-40549	—	—	—	—	—	—	—	—
Charter Linden Oaks Behavioral Health System, Inc.	03-40547	—	—	—	—	—	—	—	—
Charter Medical — Clayton County, Inc.	03-40548	—	—	—	—	—	—	—	—
Charter Medical — Long Beach, Inc.	03-40550	—	—	—	—	—	—	—	—
Charter Medical of East Valley, Inc.	03-40551	—	—	—	—	—	—	—	—
Charter Medical of Puerto Rico	03-40552	—	—	—	—	—	—	—	—
Charter Milwaukee Behavioral Health System, Inc.	03-40553	—	—	—	—	—	—	—	—
Charter Northridge Behavioral Health Systems, Inc.	03-40555	—	—	—	—	—	—	—	—
Magellan CBHS Holdings, Inc.	03-40577	98,855	—	—	—	—	—	98,855	98,855
Florida Health Facilities, Inc.	03-40562	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Dallas, Inc.	03-40529	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Potomac Ridge, Inc.	03-40527	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Columbia, Inc.	03-40528	—	—	—	—	—	—	—	—
Charter Hospital of Santa Teresa, Inc.	03-40545	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Northwest Indiana, LLC	03-40535	—	—	—	—	—	—	—	—
Charter Grapevine Behavioral Health System, Inc.	03-40543	—	—	—	—	—	—	—	—
Charter Alvarado Behavioral Health System, Inc.	03-40523	—	—	—	—	—	—	—	—
Charter Fairmount Behavioral Health System, Inc.	03-40540	—	—	—	—	—	—	—	—
Charter MOB of Charlottesville, Inc.	03-40554	—	—	—	—	—	—	—	—
Charter Behavioral Health System of New Mexico, Inc.	03-40533	—	—	—	—	—	—	—	—
Charter Hospital of St. Louis, Inc.	03-40546	—	—	—	—	—	—	—	—
Magellan Specialty Health, Inc.	03-40580	—	—	—	—	—	—	—	—
Human Affairs International of Pennsylvania, Inc.	03-40568	—	—	—	—	—	—	—	—
MBC of New Mexico, Inc.	03-40585	—	—	—	—	—	—	—	—
Non-Filing Companies			—				3,391,309	3,391,309

Total Disbursements		$18,931,799	$15,702,741	$6,127,148	$38,806,225	$940,859	$0	$80,508,772	$80,508,772

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

SCHEDULE OF TAXES PAID FOR THE PERIOD JUNE 1, 2003 THROUGH JUNE 30, 2003

(Unaudited)

		Date	Amount
Taxing Authority/Payee	Tax Description/Type	Paid	Paid
INTERNAL REVENUE SERVICE	FICA	06/02/03	$1,086,082
INTERNAL REVENUE SERVICE	Medicare	06/02/03	263,131
INTERNAL REVENUE SERVICE	Federal	06/02/03	1,183,055
INTERNAL REVENUE SERVICE	FICA	06/04/03	1,684
INTERNAL REVENUE SERVICE	Medicare	06/04/03	394
INTERNAL REVENUE SERVICE	Federal	06/04/03	1,797
INTERNAL REVENUE SERVICE	FUTA	06/09/03	443
INTERNAL REVENUE SERVICE	FUTA	06/09/03	285,576
INTERNAL REVENUE SERVICE	FICA	06/16/03	1,061,171
INTERNAL REVENUE SERVICE	Medicare	06/16/03	258,785
INTERNAL REVENUE SERVICE	Federal	06/16/03	1,152,922
INTERNAL REVENUE SERVICE	FICA	06/18/03	1,675
INTERNAL REVENUE SERVICE	Medicare	06/18/03	392
INTERNAL REVENUE SERVICE	Federal	06/18/03	1,794
Minnesota	State Taxes	06/02/03	508
Connecticut	State Taxes	06/02/03	1,070
North Carolina	State Taxes	06/02/03	2,174
Arizona	State Taxes	06/02/03	5,137
California	State Taxes	06/02/03	11,724
Oregon	State Taxes	06/03/03	614
New York	State Taxes	06/03/03	17,748
California	State Taxes	06/04/03	532
Kentucky	State Taxes	06/04/03	2,123
Colorado	State Taxes	06/04/03	2,125
Massachusetts	State Taxes	06/04/03	5,291
Illinois	State Taxes	06/04/03	5,441
Virginia	State Taxes	06/04/03	5,927
Iowa	State Taxes	06/04/03	6,387
Ohio	State Taxes	06/04/03	9,883
Pennsylvania	State Taxes	06/04/03	25,814
Hawaii	State Taxes	06/13/03	283
South Carolina	State Taxes	06/13/03	811
Delaware	State Taxes	06/13/03	1,714
Nebraska	State Taxes	06/13/03	3,538
Indiana	State Taxes	06/13/03	4,046
Michigan	State Taxes	06/13/03	10,043
Georgia	State Taxes	06/13/03	35,686
Maryland	State Taxes	06/13/03	197,094
Minnesota	State Taxes	06/16/03	508
Connecticut	State Taxes	06/16/03	1,061
North Carolina	State Taxes	06/16/03	2,111
Arizona	State Taxes	06/16/03	5,374
California	State Taxes	06/16/03	11,602
Oregon	State Taxes	06/17/03	254
New York	State Taxes	06/17/03	17,486
California	State Taxes	06/18/03	536
Colorado	State Taxes	06/18/03	2,068

Kentucky	State Taxes	06/18/03	2,151
Massachusetts	State Taxes	06/18/03	5,113
Illinois	State Taxes	06/18/03	5,440
Virginia	State Taxes	06/18/03	5,804
Iowa	State Taxes	06/18/03	6,220
Ohio	State Taxes	06/18/03	9,691
Pennsylvania	State Taxes	06/18/03	25,974
Minnesota	Other Non income Taxes	06/30/03	508
Arizona	Accrued State WH	06/30/03	5,552
California	Accrued City WH	06/30/03	12,302
PUBLIC GOODS POOL	Other Non income Taxes	06/25/03	12
ALABAMA DEPT OF REVENUE	Accrued State WH	06/03/03	295
CCA	Accrued City WH	06/03/03	77
CITY OF GREENWOOD VILLAGE	Accrued City WH	06/03/03	68
CITY TREASURER INCOME TAX	Accrued City WH	06/03/03	280
DELAWARE DEPT OF INSURANCE	Licenses & Reg. Fees	06/10/03	50
DEPARTMENT DE HACIENDA	Accrued State WH	06/03/03	1,279
DISTRICT OF COLUMBIA	Accrued State WH	06/03/03	3,334
GROSS INCOME TAX	Accrued State WH	06/12/03	6,878
GROSS INCOME TAX	Accrued State WH	06/30/03	7,223
LOUISIANA DEPT OF REVENUE	Accrued State WH	06/03/03	354
LOUISVILLE/JEFFERSON CO REV CO	Accrued City WH	06/03/03	1,199
MINNESOTA BOARD OF PSYCHOLOGY	Licenses & Reg. Fees	06/17/03	200
MISSOURI DIRECTOR OF REVENUE	Accrued State WH	06/12/03	76,389
MISSOURI DIRECTOR OF REVENUE	Accrued State WH	06/30/03	76,709
NEW MEXICO TAXATION & REVENUE	Accrued State WH	06/03/03	224
NYC DEPARTMENT OF FINANCE	Accrued Property & Other Taxes	06/05/03	10,583
NEW YORK DEPARTMENT OF STATE	Licenses & Reg. Fees	06/17/03	9
NEW YORK STATE SALES TAX	Accrued Sales & Use Taxes	06/11/03	264
NEW YORK STATE UNEMPLOYMENT IN	Accrued SUI	06/10/03	706
NEW YORK STATE UNEMPLOYMENT IN	Accrued SUI	06/20/03	222
NORTH CAROLINA BOARD OF	Licenses & Reg. Fees	06/17/03	64
NORTH CAROLINA CERTIFICATION	Licenses & Reg. Fees	06/17/03	100
PHILADELPHIA REVENUE DEPT	Accrued City WH	06/03/03	22,068
RHODE ISLAND DIVISION/TAXATION	Accrued State WH	06/12/03	44
RHODE ISLAND DIVISION/TAXATION	Accrued State WH	06/30/03	44
SECRETARY OF STATE OF CT	Licenses & Reg. Fees	06/03/03	10
SECRETARY OF STATE OF CT	Licenses & Reg. Fees	06/17/03	300
SECRETARY OF STATE OF CT	Licenses & Reg. Fees	06/20/03	300
SECRETARY OF STATE OF ILLINOIS	Licenses & Reg. Fees	06/18/03	612
SECRETARY OF STATE OF INDIANA	Licenses & Reg. Fees	06/17/03	30
SECRETARY OF STATE OF KENTUCKY	Licenses & Reg. Fees	06/17/03	15
SECRETARY OF STATE OF KENTUCKY	Licenses & Reg. Fees	06/17/03	15
SECRETARY OF STATE OF KENTUCKY	Licenses & Reg. Fees	06/17/03	15
SECRETARY OF STATE OF KENTUCKY	Licenses & Reg. Fees	06/17/03	15
SECRETARY OF STATE OF KENTUCKY	Licenses & Reg. Fees	06/17/03	15
SECRETARY OF STATE OF KENTUCKY	Licenses & Reg. Fees	06/17/03	15

SECRETARY OF STATE OF KENTUCKY	Licenses & Reg. Fees	06/17/03	15
SECRETARY OF STATE OF KENTUCKY	Licenses & Reg. Fees	06/17/03	15
SECRETARY OF STATE OF KENTUCKY	Licenses & Reg. Fees	06/17/03	15
TENNESSEE DEPT OF REVENUE	Tax Provision	06/20/03	400
TREASURER CITY OF DETROIT	Accrued City WH	06/03/03	1,006
TREASURER OF STATE OF MAINE	Accrued State WH	06/12/03	2,534
TREASURER OF STATE OF MAINE	Accrued State WH	06/30/03	2,724
UTAH STATE TAX COMMISSION	Accrued State WH	06/03/03	51,238
VERMONT DEPARTMENT OF TAXES	Accrued State WH	06/03/03	702
WEST VIRGINIA DEPT OF REVENUE	Accrued State WH	06/03/03	192
WISCONSIN DEPT OF REVENUE	Accrued State WH	06/12/03	406
WISCONSIN DEPT OF REVENUE	Accrued State WH	06/30/03	406
JOANN ALBRIGHT	Licenses & Reg. Fees	06/25/03	130
LOTTIE BROWN	Licenses & Reg. Fees	06/18/03	130
PATRICIA A CARRICK	Licenses & Reg. Fees	06/30/03	125
ROSA M COTAYO	Licenses & Reg. Fees	06/04/03	400
MARJORIE A CROWL	Licenses & Reg. Fees	06/04/03	120
RUSSELL PETRELLA	Licenses & Reg. Fees	06/11/03	50
JENNIFER SEWELL	Licenses & Reg. Fees	06/04/03	255
COMMONWEALTH OF MASSACHUSETTS	Licenses & Reg. Fees	06/05/03	500
NCQA	Licenses & Reg. Fees	06/26/03	8,142
RONALD A LEGGETT COLLECTOR	Accrued City WH	06/03/03	2,819
JULIE B KESSEL MD	Licenses & Reg. Fees	06/04/03	13,990
ARKANSAS DEPT OF FINANCE & ADM	Accrued State WH	06/03/03	377
CITY OF CINCINNATI	Accrued City WH	06/03/03	2,406
MISSOURI DEPT OF INSURANCE	Licenses & Reg. Fees	06/24/03	250
PA DEPT OF REVENUE	Accrued Sales & Use Taxes	06/11/03	208
SECRETARY OF STATE OF COLORADO	Licenses & Reg. Fees	06/19/03	20
DIVISION OF TAXATION	Accrued City WH	06/03/03	284
BOARD OF MEDICAL EXAMINERS	Licenses & Reg. Fees	06/20/03	175
DC TREASURER	Licenses & Reg. Fees	06/17/03	150
NEBRASKA UC FUND	Accrued SUI	06/04/03	399
WV BOARD/EXAMINERS/COUNSELING	Licenses & Reg. Fees	06/17/03	20
T DIANNE MACPHERSON	Licenses & Reg. Fees	06/04/03	250
AMERICAN BAR ASSOCIATION	Licenses & Reg. Fees	06/19/03	445
CITY OF BLUE ASH	Accrued City WH	06/03/03	4,858
RICHARD BALLARD	Licenses & Reg. Fees	06/11/03	150
FLORIDA DEPT OF INSURANCE	Licenses & Reg. Fees	06/09/03	64
PEGGY A THOMAS	Licenses & Reg. Fees	06/18/03	75
WV BOARD SW EXAMINERS	Licenses & Reg. Fees	06/17/03	20
LAURA RIFKIN	Licenses & Reg. Fees	06/25/03	255
JOAN PRITCHARD	Licenses & Reg. Fees	06/04/03	120
VERMONT DEPT OF BANKING INS	Licenses & Reg. Fees	06/12/03	9,532
MEDICAL BOARD OF CALIFORNIA	Licenses & Reg. Fees	06/05/03	10
CITY OF LANSING	Accrued City WH	06/03/03	24
DEPARTMENT OF LICENSING	Licenses & Reg. Fees	06/17/03	59
DEPARTMENT OF REVENUE	Accrued State WH	06/03/03	413

ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	06/17/03	345
MINNESOTA BOARD OF SOCIAL WORK	Licenses & Reg. Fees	06/17/03	75
MARCA STOREY	Licenses & Reg. Fees	06/11/03	100
SCHOOL DISTRICT INCOME TAX	Accrued City WH	06/03/03	1
CONCUR TECHNOLOGIES	Licenses & Reg. Fees	06/19/03	11,250
COMPTROLLER OF MARYLAND	Accrued Sales & Use Taxes	06/11/03	178
COMPTROLLER OF MARYLAND	Accrued Sales & Use Taxes	06/11/03	74
WEST VIRGINIA STATE TAX DEPT	Licenses & Reg. Fees	06/17/03	30
WEST VIRGINIA STATE TAX DEPT	Licenses & Reg. Fees	06/17/03	275
WEST VIRGINIA STATE TAX DEPT	Licenses & Reg. Fees	06/17/03	275
BRIAN HUNT	Licenses & Reg. Fees	06/11/03	150
LAURA TROXELL	Licenses & Reg. Fees	06/25/03	150
BARBARA ENGEMOEN	Licenses & Reg. Fees	06/25/03	130
CITY OF FAIRBORN	Accrued City WH	06/03/03	680
SECRETARY OF STATE	Licenses & Reg. Fees	06/06/03	20
MINNESOTA BOARD OF MARRIAGE	Licenses & Reg. Fees	06/17/03	50
STATE OF HAWAII	Licenses & Reg. Fees	06/17/03	25
LAURA KELLER	Licenses & Reg. Fees	06/11/03	125
SAM J LOWY	Licenses & Reg. Fees	06/11/03	400
SAM J LOWY	Licenses & Reg. Fees	06/18/03	360
STATE OF UTAH	Licenses & Reg. Fees	06/20/03	10
STATE OF IOWA	Licenses & Reg. Fees	06/12/03	100
KANSAS DEPT OF REVENUE	Accrued State WH	06/12/03	225
KANSAS DEPT OF REVENUE	Accrued State WH	06/30/03	225
MICHAEL A KELLEY	Licenses & Reg. Fees	06/11/03	270
JULIE EHRHARDT	Licenses & Reg. Fees	06/04/03	125
JASON VERMEER	Licenses & Reg. Fees	06/11/03	280
JACKIE TIGGES	Licenses & Reg. Fees	06/11/03	165
JOHN KIZHAKEDAN	Licenses & Reg. Fees	06/30/03	175
ANNE DAVIDSON	Licenses & Reg. Fees	06/11/03	550
DIANE POLTE	Licenses & Reg. Fees	06/11/03	125
JOSEPH BOYLE	Licenses & Reg. Fees	06/30/03	185
SUN LIFE ASSURANCE CO/CANADA	401K Expense	06/17/03	8,400
NEW JERSEY BOARD PSYCHOLOGICAL	Licenses & Reg. Fees	06/02/03	420
THE CHILDRENS FOUNDATION	Licenses & Reg. Fees	06/12/03	104
CHRISTOPHER A SMITH	Licenses & Reg. Fees	06/11/03	90
CATHY CANNON	Licenses & Reg. Fees	06/04/03	165
JENNIFER DIZNOFF-MATZNER	Licenses & Reg. Fees	06/11/03	45
DAVID MAAHS	Licenses & Reg. Fees	06/25/03	40
BRANDT PRUETT	Licenses & Reg. Fees	06/25/03	180
WASHINGTON STATE DEPT OF REVEN	Other Non income Taxes	06/25/03	7,722
TENNESSEE VITAL RECORDS	Licenses & Reg. Fees	06/12/03	140
TENNESSEE VITAL RECORDS	Licenses & Reg. Fees	06/13/03	140
SECRETARY OF STATE OF CALIFORN	Licenses & Reg. Fees	06/05/03	25
INFORMATION LEASING CORP	Sales & Use Taxes	06/05/03	1,178
MONTANA DEPARTMENT OF REVENUE	State Installment 2001	06/13/03	50
WEST VIRGINIA STATE TAX DEPT	Curr Yr state pymts/other	06/05/03	30
WEST VIRGINIA STATE TAX DEPT	Curr Yr state pymts/other	06/05/03	30

Total			$6,127,148

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

STATEMENT ON INSURANCE FOR THE PERIOD JUNE 1, 2003 THROUGH JUNE 30, 2003

Magellan Health Services, Inc. has been paying its post-petition invoices in the ordinary course of business, including amounts for insurance coverage.  All insurance coverage remains in place.